                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------


                    DATE OF REPORT:         FEBRUARY 18, 2004
                                    ---------------------------------
                                    (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                  0-16284                 38-2774613
-------------------------------       ------------        ----------------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION)                        FILE NUMBER)        IDENTIFICATION NUMBER)


             27335 West 11 Mile Road
               Southfield, Michigan                             48034
     ----------------------------------------                 ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


                  On February 18, 2004, TechTeam Global, Inc. issued a press release announcing a stock repurchase program.

                  A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                           Not applicable.

         (b)      Pro forma financial information.

                           Not applicable.

         (c)      Exhibits.

99       Press Release of TechTeam Global, Inc., dated February 18, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           TECHTEAM GLOBAL, INC.



                                           By:  /s/Michael A. Sosin
                                                ----------------------------
                                                Michael A. Sosin
                                                Secretary

Date:    February 19, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99             Press Release of National TechTeam, Inc., dated February 18, 2004






























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